SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 1, 2000

                                  ARISTAR, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                         1-3521                  95-4128205
(State or other jurisdiction      (Commission File No.)        (IRS Employer
   of incorporation)                                         Identification No.)

                8900 Grand Oak Circle, Tampa, Florida 33637-1050
                     (Address of principal executive office)

                                 (813) 632-4500
               (Registrant's telephone number including area code)

Item 5.  Other Events

     On March 1, 2000, registrant changed its name to "Washington Mutual Finance Corporation."

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits

         99.1 Material presented at an investors' conference sponsored by Donaldson Lufkin and Jenrette Securities Corporation on March 2, 2000.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Washington Mutual Finance Corporation


                                           By:  /s/ Fay L. Chapman
                                                Fay L. Chapman
                                                Executive VicePresident

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                            A Company in Transition
                            -----------------------
                                4th Quarter 1999
                                   Financial
                                  Performance

                                 March 3, 2000